UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

SCHEDULE 14A
____________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Adams Resources & Energy, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2024

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Wortham Tower Building, 2727 Allen Parkway, 9th Floor, Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on November 11, 2024, Adams Resources & Energy, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Tres Energy LLC, a Texas limited liability company (“Parent”), and ARE Acquisition Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub would merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to Section 11.06(b) of the Merger Agreement, Parent and Merger Sub are permitted to assign any or all of their respective rights and obligations under the Merger Agreement to an Affiliate (as defined in the Merger Agreement) of Parent; provided, among other conditions, that the assignment will not relieve the assigning party of its obligations under the Merger Agreement if the assignee does not fully and timely perform such obligations.

On December 24, 2024, Parent gave notice to the Company that on December 23, 2024, it had assigned all its rights and obligations under the Merger Agreement to ARE Equity Corporation, a Texas corporation and an Affiliate of Parent (“ARE Equity Corporation”). In connection with the assignment, Parent contributed 100% of the equity interests in Merger Sub to ARE Equity Corporation, such that, as a result of such contribution, Merger Sub is now a wholly owned subsidiary of ARE Equity Corporation. ARE Equity Corporation is a newly-formed corporation with a business address of 6702 Broadway, Galveston, TX 77554 and a telephone number of (713) 880-9888. As provided in the Merger Agreement, as between the Company and Parent, Parent has not been released from and shall remain liable for all terms, covenants, conditions, provisions and obligations pursuant to the Merger Agreement (including, without limitation, the payment of the merger consideration to the Company’s stockholders as provided in the Merger Agreement). Following the effective time of the Merger, the Company will be a wholly owned subsidiary of ARE Equity Corporation.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Adams, Parent, ARE Equity Corporation and Merger Sub. In connection with this proposed transaction, Adams filed the definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”) on December 20, 2024 and mailed the Proxy Statement to stockholders of the Company entitled to vote at the special meeting of stockholders in connection with the proposed Merger (the “Special Meeting”) on or around December 23, 2024. Adams may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document Adams may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ADAMS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by Adams through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Adams will be available free of charge on Adams internet website at www.adamsresources.com/sec-filings or by contacting Adams’s Chief Financial Officer by email at tohmart@adamsresources.com or by phone at 713-881-3609.

Participants in Solicitation

Adams and its officers, directors and certain other employees may be soliciting proxies from Adams’s stockholders in favor of the Merger and may be deemed to be “participants in the solicitation” of proxies under the rules of the SEC. Information regarding Adams’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2024, (ii) the Company's definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Item 1 -- Election of Directors”, “Executive Officers”, “Summary Compensation Table”, “Compensation

Overview”, “2023 Director Compensation”, “Transactions with Related Persons” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 1, 2024, (iii) the Company’s definitive Proxy Statement on Schedule 14A filed with the SEC on December 20, 2024 in connection with the Special Meeting, including under the headings “The Merger—Interests of Adams’s Directors and Executive Officers in the Merger” and (iv) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants may be included in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the SEC's website at www.sec.gov and the Company’s website at www.adamsresources.com/sec-filings.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the timing of the proposed transaction, Adams’s ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Adams’s stockholders, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (iv) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Adams, (v) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Adams to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (vii) unexpected costs, charges or expenses resulting from the Merger, (viii) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (ix) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and services and impact the Company’s profitability, and (x) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, cyber-security vulnerabilities, crude oil pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Adams’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Adams’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this communication, and Adams does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	January 3, 2025	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)